Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,750,000.00
Previously Paid Amount	1,760.66
Total Fee Amount	794.08
Total Offset Amount	0.00
Net Fee	$ 0.00